AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 24, 2007 TO THE PROSPECTUS DATED MAY 1, 2007

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about changes to certain portfolios of the Trust.

The following supplements information in the section “Management Team – The Sub-advisers” with respect to Marsico Capital Management, LLC.

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital Management, LLC (“MCM”), and a company controlled by Mr. Marsico, entered into a definitive agreement with Bank of America Corporation (“BofA”) to repurchase MCM from BofA. Mr. Marsico previously had sold MCM to BofA after MCM’s founding in 1997. This transaction is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and other consents.

The following revises information with respect to the section “Management Team – Management Fees” for the Multimanager Small Cap Growth Portfolio and the Multimanager Small Cap Value Portfolio and, in addition, updates the administration services fee paid to AXA Equitable.

Effective August 1, 2007, the Small Cap Growth Portfolio and Small Cap Value Portfolio each pay a management fee at an annual rate of 1.05% of each portfolio’s average daily net assets up to and including $750 million; 1.00% of each portfolio’s average daily net assets over $750 million up to and including $1.75 billion; 0.975% of each portfolio’s average daily net assets over $1.75 billion up to and including $4.75 billion; 0.950% of each portfolio’s average daily net assets over $4.75 billion up to and including $9.75 billion; and 0.925% of each portfolio’s average daily net assets over $9.75 billion.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. Effective August 1, 2007, for administrative services, in addition to the management fee, each of the Multimanager Portfolios not including the Allocation Portfolios and the Target Allocation Portfolios, pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets up to and including $15 billion, 0.125% of the portfolio’s total average net assets over $15 billion up to and including $30 billion, and 0.100% of the portfolio’s total average net assets over $30 billion plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). With respect to the Allocation Portfolios and Target Allocation Portfolios, the Manager receives a fee at an annual rate of 0.15% of the portfolio’s total average daily net assets plus $35,000 (excluding the assets of the Multimanager Portfolios).

Multimanager Core Bond Portfolio

Effective October 1, 2007, with respect to the Portfolio, in the section “Portfolio Fees and Expenses – Annual Portfolio Operating Expenses”, the Multimanager Core Bond Portfolio (“Portfolio”) fee table is replaced in its entirety with the following.

	Multimanager Core Bond Portfolio
	CLASS A	CLASS B
Management fee	0.59%	0.59%
Distribution and/or service (12b-1) fees*	0.00%	0.25%

Other expenses	0.18%	0.18%

Total operating expenses	0.77%	1.02%
Less fee waiver/expense reimbursement**	(0.02%)	(0.02%)

Net operating expenses***	0.75%	1.00%

With respect to the Portfolio, in the first paragraph in the section “Expense Limitation Agreement”, references to the Multimanager Core Bond Portfolio (“Portfolio”) are deleted and replaced with the following information.

Effective October 1, 2007, the Board of Trustees approved an amendment to the Expense Limitation Agreement, whereby the Manager agrees to waive or limit its management, administration and other fees and to assume other expenses so that the total net annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principals, expenses of other investment companies in which the Portfolio invests, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 0.75% and 1.00% for the Class A shares and Class B shares, respectively, of the Portfolio.

Multimanager High Yield Portfolio

Effective August 31, 2007, Mark Hudoff will replace Raymond G. Kennedy as primary portfolio manager for the portion of the Portfolio allocated to Pacific Investment Management Company (“PIMCO”) and will assume lead portfolio management responsibilities for the Portfolio. Mr. Hudoff is an Executive Vice President of PIMCO. He joined PIMCO in 1996 as a Senior Credit Analyst, and has served as a portfolio manager of fixed income accounts for various institutional clients since that time.

Multimanager Large Cap Value Portfolio

Effective July 2, 2007, Tom Wenzel replaced Rob Lyon as a member of the Portfolio Management Team responsible for the day-to-day management of the portion of the portfolio allocated to Institutional Capital LLC (“ICAP”). Mr. Wenzel is Director of Research of ICAP. Mr. Wenzel has 21 years of industry experience and has been a senior member of ICAP’s investment team since 1992. In addition, Jerrold K. Senser, also a portfolio manager, who has been with the firm since 1986, has been named chief executive officer and chief investment officer of Institutional Capital LLC.

Multimanager Mid Cap Growth Portfolio

John J. Yoon is no longer a member of the Portfolio Management Team responsible for the day-to-day management of the portion of the portfolio allocated to Provident Investment Counsel, Inc. All references to Mr. Yoon in the Trust’s Prospectus are hereby deleted.

Multimanager Mid Cap Value Portfolio

With respect to the Portfolio, the first paragraph in the section “Principal Investment Strategies” is deleted and replaced with the following information.

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the S&P Midcap 400 Index or Russell Midcap Value Index at the time of investment. As of, June 30, 2007, the market capitalization of such companies within these indices ranges from approximately $509 million to $10.66 billion for the S&P Midcap 400 Index and $1.3 billion to $19.2 billion for the Russell Midcap Value Index.

In addition, with respect to the Portfolio, the section “Principal Investment Risks” is revised to include the following risk.

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Multimanager Small Cap Value Portfolio

With respect to the Portfolio, the first paragraph in the section “Principal Investment Strategies” is deleted and replaced with the following information.

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. The market capitalization of such companies within these indices currently ranges from approximately $85 million to $3.6 billion for the Russell 2000 Index and $173 million to $8.52 billion for the Russell 2500 Index, as of June 30, 2007.

In addition, with respect to the Portfolio, the information in the table under the heading “Management Team – The Manager and Sub-advisers” is revised with the following information.

Y. Dogan Sahin joined the investment management team responsible for the day-to-day management of the portion of the Portfolio allocated to Franklin Advisory Services, LLC (“Franklin”). Mr. Sahin is a portfolio manager with Franklin. Mr. Sahin joined Franklin in September 2003 as a research analyst. Prior to that time, Mr. Sahin was a research analyst and joined Franklin Templeton, an affiliate of Franklin in July 2001.

In addition to the team currently managing the portfolio, effective June 1, 2007, Mark W. Stuckelman will also be responsible for the day-to-day management of a portion of the portfolio allocated to Lazard Asset Management (“Lazard”). Mr. Stuckelman joined Lazard in 2007 as a portfolio manager and is responsible for U.S. small cap value portfolios benchmarked to the Russell 2000 Value Index. He began working in the investment field in 1991. Prior to joining Lazard, Mr. Stuckelman served as a portfolio manager with Nicholas-Applegate from 1995 to 2007.